UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 18, 2021

Crescent Capital BDC, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-01132	47-3162282
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA		90025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 235-5900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to 12(b) of the Act:

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CCAP	The Nasdaq Stock Market LLC

Common Stock, par value $0.001 per share
(Title of class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On November 18, 2021, Sun Life Financial Inc. ( “Sun Life”), the majority owner of Crescent Capital Group LP (“Crescent”), Crescent Capital BDC, Inc.’s (the “Company”) investment advisor, affirmed its previously announced commitment and caused Sun Life Assurance Company of Canada, a wholly owned subsidiary of Sun Life, to enter into a stock purchase program that will make open-market purchases of shares of the Company’s common stock in an aggregate amount of up to $10.0 million (the “Sun Life purchase program”) upon the satisfaction of certain conditions as set forth in the Sun Life purchase program. The Sun Life purchase program, which is expected to commence purchasing the Company’s common stock in December 2021, is expected to be in effect through December 2022, unless extended, or until the aggregate approved purchase amount has been expended. The Sun Life purchase program is the second such plan implemented on behalf of Sun Life, as the aggregate approved purchase amount of $10 million of our common stock pursuant to the first plan was expended on October 15, 2021.

The Sun Life purchase program does not require the purchase of any specific number of shares and the Company cannot assure you that any shares will be purchased under the program. The Sun Life purchase program may be suspended, extended, modified or discontinued at any time. Purchases of Company common stock pursuant to the Sun Life purchase program will be subject to certain conditions as set forth in the program and will be conducted in accordance with Rules 10b5-1 and 10b-18 under the Securities and Exchange Act of 1934, as amended and other applicable securities laws and regulations that set certain restrictions on the method, timing, price, and volume of stock purchases.

Forward Looking Statements

Statements included in this Form 8-K may constitute “forward-looking statements,” which relate to future events. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT CAPITAL, BDC, INC.

Date: November 18, 2021	By:	/s/ Gerhard Lombard
	Name:	Gerhard Lombard
	Title:	Chief Financial Officer